UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2019 (May 23, 2019)

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $.001 par value	TVTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)

The Annual Meeting of Stockholders (“Annual Meeting”) of Tivity Health, Inc. (the “Company”) was held on May 23, 2019, at which a total of 41,047,997 shares of the Company's common stock, out of a total of 47,649,989 shares of the Company's common stock outstanding and entitled to vote, were present in person or represented by proxies.

(b)	The following proposals were voted upon at the Annual Meeting:
(i)

To elect Sara J. Finley, Robert J. Greczyn, Jr., Peter A. Hudson, M.D., Beth M. Jacob, Bradley S. Karro, Paul H. Keckley, Ph.D., Benjamin A. Kirshner, Lee A. Shapiro, Donato J. Tramuto, Kevin G. Wills, and Dawn M. Zier as directors of the Company. The results of the election of the above-mentioned nominees were as follows:

	For	Against	Abstain from Voting	Broker Non-Votes
Sara J. Finley	37,054,330	577,359	8,787	3,407,521
Robert J. Greczyn, Jr.	37,037,669	589,626	13,181	3,407,521
Peter A. Hudson, M.D.	37,161,180	466,748	12,548	3,407,521
Beth M. Jacob	37,170,292	461,257	8,927	3,407,521
Bradley S. Karro	37,158,098	468,656	13,722	3,407,521
Paul H. Keckley, Ph.D.	37,035,192	591,134	14,150	3,407,521
Benjamin A. Kirshner	37,177,746	449,209	13,521	3,407,521
Lee A. Shapiro	37,161,672	465,623	13,181	3,407,521
Donato J. Tramuto	37,152,019	479,246	9,211	3,407,521
Kevin G. Wills	36,963,790	662,843	13,843	3,407,521
Dawn M. Zier	35,547,629	2,083,915	8,932	3,407,521

(ii)	To consider and act upon a non-binding, advisory vote to approve compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain from Voting	Broker Non-Votes
36,874,630	748,599	17,247	3,407,521

(iii)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2019. The voting results were as follows:

For	Against	Abstain from Voting	Broker Non-Votes
40,895,387	138,393	14,217	N/A

(iv)	To consider and act upon a proposal to approve the Company’s Second Amended and Restated 2014 Stock Incentive Plan:

For	Against	Abstain from Voting	Broker Non-Votes
35,686,785	1,942,347	11,344	3,407,521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Adam Holland
Name: Adam Holland
Title: Chief Financial Officer

Date: May 24, 2019